UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7635 Interactive Way, Suite 200, Indianapolis, Indiana	46278

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders
Brightpoint, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 11, 2010 at which 65,598,974 shares were represented in person or by proxy. The following is a summary of the matters voted on at the meeting:
a)	Three nominees for director were elected by the following shareholder vote to serve as Class I directors for three-year terms ending in 2013:

Nominee	For	Withhold	Broker Non-Vote
Eliza Hermann	33,167,704	25,384,817	7,046,453
Robert J. Laikin	56,976,930	1,575,591	7,046,453
Cynthia L. Lucchese	57,696,664	855,857	7,046,453
b)	The appointment of Ernst &Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31,2010 was ratified by the following shareholder vote:
For:              60,131,376
Against:       5,392,561
Abstain:       75,037
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC. (Registrant)
By:	/s/ Steven E. Fivel
Steven E. Fivel
Executive Vice President and General Counsel

Date: May 11, 2010